SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement
[   ]    CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
         14A-6(E)(2))
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Rule 14a-12

                   USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                (Name of Registrant as Specified in its Charter)

          -------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                  1) Title of each class of securities to which transaction applies:

                  2)  Aggregate  number  of  securities  to  which   transaction
                  applies:

                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  4) Proposed maximum aggregate value of transaction:

                  5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as  provided  by  Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1) Amount Previously Paid:

                  2) Form, Schedule or Registration Statement No.:

                  3) Filing Party:

                  4) Date Filed:

                   USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                               USAZ PEA VALUE FUND
                      (FORMERLY USAZ PIMCO PEA VALUE FUND)

                            USAZ PEA RENAISSANCE FUND
                   (FORMERLY USAZ PIMCO PEA RENAISSANCE FUND)

                             5701 Golden Hills Drive
                        Minneapolis, Minnesota 55416-1297

                                 August 11, 2005

Dear Contract Owner:

           The Board of Trustees of the USAllianz Variable Insurance Products Trust (the "Trust") has called a special meeting of the shareholders (the "Meeting") of the above listed funds (collectively, the "Funds"). The enclosed proxy statement details a proposed change relating to the subadvisers of the Funds, each a series of the Trust. Specifically, the Trust's Board of Trustees has recommended that Oppenheimer Capital, LLC ("OpCap") manage the Funds, replacing PEA Capital, LLC ("PEA") as the Funds' subadviser. The proposed change of subadvisers will not change the fees payable by the Funds or by their respective shareholders. The proposed change, if approved by shareholders of the Funds, is expected to take place on or about September 2, 2005.

         The Board of Trustees is requesting that shareholders approve the replacement of PEA with OpCap as the subadviser to the Funds upon the recommendation of USAllianz Advisers, LLC, the Funds' investment adviser (the "Adviser"). The Adviser's recommendation was based on several factors, including:

     -    OpCap's portfolio management experience;

     -    Prior performance of OpCap's investment team;

     -    Risk profiles of OpCap's investment process; and

     -    OpCap's investment infrastructure.

         As the owner of a variable annuity contract or variable life insurance policy issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York, you are an indirect participant in one or both of the Funds. Accordingly, we are asking you to indicate whether you approve or disapprove of this proposal by completing and returning the enclosed voting instruction form. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

         Whether or not you plan to attend the Meeting, please complete, sign and return the enclosed voting instruction form so that your vote may be counted. A postage-paid envelope is enclosed for this purpose. You also may vote by the internet or by telephone by following the directions on the enclosed voting instruction form. If you are a contract owner in both Funds, you will receive a separate voting instruction form for each Fund.

         Thank you for your prompt attention and participation.

                                                      Sincerely,

                                                      /S/ JEFFREY KLETTI
                                                      -------------------
                                                      Jeffrey Kletti
                                                      President

                   USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                               USAZ PEA VALUE FUND
                      (FORMERLY USAZ PIMCO PEA VALUE FUND)

                            USAZ PEA RENAISSANCE FUND
                   (FORMERLY USAZ PIMCO PEA RENAISSANCE FUND)


                             5701 Golden Hills Drive
                        Minneapolis, Minnesota 55416-1297

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 2, 2005

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the above referenced funds (collectively, the "Funds") will be held on September 2, 2005, at 10:00 a.m., Eastern Time, at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, for the following purposes:

                  1. To approve a subadvisory agreement between USAllianz Variable Insurance Products Trust and Oppenheimer Capital, LLC, so that Oppenheimer Capital, LLC will replace PEA Capital, LLC as the subadviser for the Funds; and

                  2. To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

         Shareholders of record of each Fund as of the close of business on June 30, 2005 are entitled to notice of, and to vote at, this Meeting or any adjournment of this Meeting.

         The Funds issue and sell their shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (collectively, "Allianz"). The separate accounts hold shares of mutual funds, including the Funds, which provide a funding vehicle under variable annuity contracts and variable life insurance policies that are issued by Allianz (collectively, the "Variable Contracts").

         As the record owner of the assets held in the separate accounts, Allianz is the sole shareholder of the Funds and is entitled to vote all of the shares of the Funds. However, pursuant to applicable laws, Allianz votes outstanding shares of the Funds in accordance with instructions received from the owners of the Variable Contracts. This Notice is being delivered to Variable Contract owners who, by virtue of their ownership of the Variable Contracts, beneficially owned shares of the Funds as of the record date for the Meeting (June 30, 2005), so that they may instruct Allianz how to vote the shares of the Funds underlying their Variable Contracts.

         Variable Contract owners are requested to execute and return promptly the enclosed voting instruction form. A postage-paid envelope is enclosed for this purpose. You also may vote by the internet or by telephone by following the directions on the enclosed voting instruction form. If you are a Variable Contract owner in both Funds, you will receive a separate voting instruction form for each Fund. Voting instructions may be revoked at any time before they are exercised by submitting a written notice of revocation or a later-dated voting instruction form or by attending the Meeting and voting in person.

Dated:   August 11, 2005               By Order of the Board of Trustees,

                                                /S/ MICHAEL J. RADMER
                                                -------------------------
                                                Michael J. Radmer
                                                Secretary

                                 PROXY STATEMENT
                                 August 11, 2005

                   USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                               USAZ PEA VALUE FUND
                      (FORMERLY USAZ PIMCO PEA VALUE FUND)

                            USAZ PEA RENAISSANCE FUND
                   (FORMERLY USAZ PIMCO PEA RENAISSANCE FUND)


                             5701 Golden Hills Drive
                        Minneapolis, Minnesota 55416-1297

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 2, 2005

                                  INTRODUCTION

         This proxy statement is being provided to you in connection with the solicitation by the Board of Trustees (the "Board") of USAllianz Variable Insurance Products Trust (the "Trust") of voting instructions to be voted at a Special Meeting of Shareholders (the "Meeting") of the above referenced funds (collectively the "Funds"), each of which is a series of the Trust. The Meeting will be held on September 2, 2005, at 10:00 a.m., Eastern Time, at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219. The voting instructions that are being solicited also may be voted at any adjournment of the Meeting.

SOLICITATION OF VOTING INSTRUCTIONS

         The Board is soliciting voting instructions from the beneficial owners of each Fund with respect to a proposal to change the subadviser to the Funds. The solicitation of votes is made primarily by the mailing of this proxy statement and the accompanying voting instruction form on or about August 11, 2005.

         The Funds issue and sell their shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (collectively "Allianz"). The separate accounts hold shares of mutual funds, including the Funds, which provide a funding vehicle under variable annuity contracts and variable life insurance policies which are issued by Allianz (collectively, the "Variable Contracts").

         As the record owner of the assets held in the separate accounts, Allianz is the sole shareholder of the Funds and is entitled to vote all of the shares of the Funds. However, pursuant to applicable laws, Allianz votes outstanding shares of the Funds in accordance with instructions received from the owners of the Variable Contracts. Accordingly, this proxy statement and the accompanying voting instruction form are being delivered to Variable Contract owners who, by virtue of their ownership of the Variable Contracts, beneficially owned shares of the Funds as of the record date for the Meeting (June 30, 2005), so that they may instruct Allianz how to vote the shares of the Funds underlying their Variable Contracts. If you are a Variable Contract owner in both Funds, you will receive a separate voting instruction form for each Fund. Additional information regarding the voting is set forth below under the caption "Voting Information."

REPORTS AVAILABLE

         The Funds will furnish, without charge, a copy of their most recent annual report to shareholders and their most recent semi-annual report to shareholders succeeding such annual report, if available, to a Variable Contract owner upon request. Such requests should be directed to USAllianz VIP Trust at 3435 Stelzer Road, Columbus, Ohio 43219, if made by mail, and to (877) 833-7113, if made by telephone.

         To reduce expenses, only one copy of the Trust's annual report and semi-annual report, if available, may be mailed to households, even if more than one person in a household is a shareholder. To request additional copies of the annual report or semi-annual report, or if you have received multiple copies but prefer to receive only one copy per household, please call the USAllianz VIP Trust at the above telephone number. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the USAllianz VIP Trust at the above address or phone number.

       PROPOSAL TO REPLACE PEA CAPITAL, LLC WITH OPPENHEIMER CAPITAL, LLC
                       AS THE NEW SUBADVISER FOR THE FUNDS

INTRODUCTION

         As described below, the Board has voted to replace PEA Capital, LLC ("PEA"), the investment subadviser for the Funds, with Oppenheimer Capital, LLC ("OpCap") and to approve a new subadvisory agreement with OpCap, subject to approval by the shareholders of the Funds. USAllianz Advisers LLC, the Funds' investment adviser (the "Adviser"), recommended this change to the Board for the reasons described below under "Investment Subadvisory Agreements - Board Consideration of OpCap Subadvisory Agreement."

         If approved by shareholders, the new subadvisory agreement and the proposed change in subadvisers will become effective on or about September 2, 2005. Approval of the proposal will not change the fees payable by the Funds or by their respective shareholders. The Board unanimously recommends that you vote "FOR" this proposed change in subadvisers.

Background Information

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

         The Trust is a Delaware business trust of the series type organized under an Agreement and Declaration of Trust dated July 13, 1999 and is registered with the United States Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust is comprised of 27 separate investment portfolios, each of which is, in effect, a separate mutual fund.

         The Trust currently offers each series of its shares to one or more separate accounts of Allianz as funding vehicles for the Variable Contracts issued by Allianz through the separate accounts. The Trust does not offer its shares directly to the public. Each separate account, like the Trust, is registered with the SEC as an investment company and a separate prospectus, which accompanies the prospectus for the Trust, describes the separate account and the Variable Contracts issued through it.

USALLIANZ ADVISERS, LLC

         Pursuant to an investment management agreement originally approved by the Board on April 11, 2001, the Adviser serves as the Trust's investment manager. To date, the investment management agreement between the Trust and the Adviser has not been required to be submitted for approval by shareholders. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser is a wholly owned subsidiary of Allianz; its principal business address is 5701 Golden Hills Drive, Minneapolis, MN 55416.

         The Adviser is responsible for the overall management of the Trust and for retaining subadvisers to manage the assets of each fund of the Trust according to its investment objective and strategies. The Adviser has engaged a subadviser for each fund to act as that fund's investment subadviser to provide day-to-day portfolio management. As part of the Adviser's duties to recommend and supervise the Funds' subadviser, the Adviser is responsible for communicating performance expectations to the subadviser, evaluating the subadviser and recommending to the Board whether the subadviser's contract with the Trust should be renewed, modified or terminated. The Adviser regularly provides written reports to the Board describing the results of its evaluation and monitoring functions.

         Section 15(a) of the 1940 Act generally requires that a majority of a fund's outstanding voting securities approve any subadvisory agreement for the fund. The Trust and the Adviser have received an exemptive order from the SEC that permits the Board generally to approve a change in its Funds' subadvisers, upon the recommendation of the Adviser, without shareholder approval (the "Order"). However, the Order grants such authority to the Board only with respect to subadvisers that are not affiliated with the Adviser. Because OpCap is owned by Pacific Investment Management Company ("PIMCO"), which is an indirect majority owned subsidiary of Allianz AG (which is also the parent company of the Adviser), OpCap is considered to be affiliated with the Adviser. Consequently, shareholder approval of the proposed change in subadvisers and of the proposed subadvisory agreement with OpCap is required.

                              INVESTMENT SUBADVISER

REPLACEMENT OF PEA CAPITAL LLC WITH OPPENHEIMER CAPITAL LLC

         At a telephonic meeting held on April 26, 2005 and at an "in person" meeting held on June 22, 2005, the Adviser recommended to the Board that PEA be replaced as subadviser to the Funds by OpCap. On June 22, 2005, the Board voted to approve a new subadvisory agreement with OpCap and to replace PEA with OpCap, subject to approval by the shareholders of the Funds. If approved by shareholders, the proposed change in subadvisers will become effective on or about September 2, 2005.

OPPENHEIMER CAPITAL LLC

         OpCap is a limited liability company and a registered investment adviser under the Advisers Act. Its principal place of business is 1345 Avenue of the Americas, 48th Floor, New York, NY 10105. As of June 30, 2005, OpCap had aggregate assets under management of approximately $28.2 billion.

         Oppenheimer Capital LLC is wholly-owned by Allianz Global Investors NY Holdings LLC, which is wholly-owned by Allianz Global Investors U.S. Equities LLC, a direct wholly-owned subsidiary of Allianz Global Investors of America L.P. whose parent company is Allianz AG. The mailing address of these entities is 1345 Avenue of the Americas, New York, NY 10105

         The names and principal occupations of the principal executive officer and directors of OpCap are set forth in the following table. The address of each such individual is that of OpCap.

------------------------------------------------------- -----------------------------------------------------
NAME                                                    PRINCIPAL OCCUPATION
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Colin J. Glinsman                                       Managing Director and Chief Investment  Officer
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Taegan Goddard                                          Managing Director and Chief Operating Officer
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Bruce Koepfgen                                          Managing Director and Deputy Chief Executive Officer
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
John C. Maney                                           Chief Financial Officer
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Francis C. Poli                                         Executive  Vice  President,  Chief Legal Officer and
                                                        Secretary
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Vinh T. Nguyen                                          Senior Vice President and Treasurer
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Stewart A. Smith                                        Vice President and Assistant Secretary
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Colleen Martin                                          Vice President and Controller
------------------------------------------------------- -----------------------------------------------------
         AS OF JUNE 30,  2005

         No person who is an officer or trustee of the Funds is an officer or director of OpCap.

         USAZ PEA RENAISSANCE FUND: Colin Glinsman is the Lead Portfolio Manager for the Fund. He is assisted by Louis P. Goldstein.

         Mr. Glinsman is the Chief Investment Officer of OpCap. He serves as lead manager of OpCap's Large Cap Focus and Large Cap Value strategies, as well as portfolio manager of the OpCap Value Fund and co-manager of the OpCap Renaissance Fund. Mr. Glinsman also manages the Oppenheimer Quest Balanced Fund. He brings 25 years of experience to his position, including 16 years at OpCap as a Portfolio Manager/Analyst.

         Mr. Goldstein is Portfolio Manager/Analyst for OpCap's Mid Cap Value strategy and heads the Small/Mid Cap team. He is also portfolio manager of the Oppenheimer Quest Capital Value Fund, for which he has been named to Barron's list of "Top Gun" managers, which ranks managers on risk-adjusted performance. Mr. Goldstein brings 22 years of value-oriented equity investment experience to his current position, ranging from large to small capitalization companies in the U.S. as well as in Latin America. Prior to joining OpCap in 1991, he was an equity analyst for David J. Greene and Co. and Atalanta/Sosnoff Capital, and a merger-and-acquisitions investment banking associate at the Blackstone Group and Citibank.

         USAZ PEA VALUE FUND: Colin Glinsman is responsible for the day-to-day management of the Fund. He is the Chief Investment Officer of OpCap. Mr. Glinsman serves as lead manager of OpCap's Large Cap Focus and Large Cap Value strategies, as well as portfolio manager of the OpCap Value Fund and co-manager of the OpCap Renaissance Fund. Mr. Glinsman also manages the Oppenheimer Quest Balanced Fund. He brings 25 years of experience to his current position, including 16 years at OpCap as a Portfolio Manager/Analyst.

         In February 2005, Mr. Glinsman and Mr. Goldstein became employees and portfolio managers with PEA. They are also employees and portfolio managers with OpCap, a registered investment adviser and an affiliate of PEA. Thus, the information about their experience within the Allianz Global Investors of America L.P. organization prior to February 2005 refers to their years with OpCap.

If the OpCap subadvisory agreement is approved by Fund shareholders, Messrs. Glinsman and Goldstein will continue in their current roles for the Funds, as employees and portfolio managers of OpCap. Because of this, the Funds will have the same portfolio managers both before and after a change in subadvisers.

         OpCap currently serves as investment adviser for the following funds that have investment objectives similar to that of the Funds:

------------------------------------ ------------------------- ---------------------------- -------------------------
               FUND                      RATE OF OPCAP'S       FEES WAIVED UNDER ADVISORY    ASSETS OF FUND AT JUNE
                                           COMPENSATION                AGREEMENT?                   30, 2005
------------------------------------ ------------------------- ---------------------------- -------------------------
------------------------------------ ------------------------- ---------------------------- -------------------------
   Allianz OCC Renaissance Fund      .50 %                     None                         $4.92 billion
 (similar to USAZ PEA Renaissance
               Fund)
------------------------------------ ------------------------- ---------------------------- -------------------------
------------------------------------ ------------------------- ---------------------------- -------------------------
Allianz OCC Value Fund (similar to   .35%                      None                         $2.739 billion
       USAZ PEA Value Fund)
------------------------------------ ------------------------- ---------------------------- -------------------------

         OpCap does not serve as an investment adviser for hedge funds.

INVESTMENT SUBADVISORY AGREEMENTS

INFORMATION CONCERNING THE OPCAP SUBADVISORY AGREEMENT

         The proposed OpCap subadvisory agreement is substantially similar to the prior PEA subadvisory agreement, except for:

o    A change in the effective date (the PEA subadvisory agreement was effective
     November  5,  2001;  the  OpCap  subadvisory  agreement,   if  approved  by
     shareholders, will be effective on or about September 2, 2005)

o The OpCap agreement provides that OpCap may not disclose the Trust's portfolio holdings to anyone other than the Adviser, the Trust or the Administrator of the Funds. (the PEA agreement does not have such a provision)

o The OpCap agreement provides that, in connection with securities transactions, OpCap (or any affiliated person of OpCap) and any other portfolio manager that is advising an affiliate of the Funds entering into the transaction are prohibited from consulting with each other concerning transactions for the Funds in securities or other assets. The prohibition does not apply to communications in connection with the Adviser's (1) responsibility for evaluating and monitoring the portfolio manager(s); (2) determination of the allocation of assets among the portfolio managers; and
     (3) investment discretion with respect to the investment of Fund assets not otherwise assigned to a portfolio manager. (the PEA agreement does not have such a provision)

         The duties that OpCap is required to perform under its subadvisory agreement with the Adviser are essentially the same as those provided by PEA under its subadvisory agreement. Accordingly, the Funds will receive substantially similar subadvisory services as they received under the PEA subadvisory agreement.

         The OpCap subadvisory agreement provides that, subject to the overall supervision of the Adviser and the Board, OpCap is granted full responsibility for the management of the assets of the Funds, in accordance with the Funds' investment objectives, policies and limitations, as stated in the Funds' prospectus and statement of additional information. OpCap agrees to provide reports to the Adviser and the Board regarding management of the assets of the Funds in a manner and frequency mutually agreed upon.

         The OpCap subadvisory agreement states that OpCap will comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Board.

         Pursuant to the OpCap subadvisory agreement, OpCap agrees to seek best execution in executing portfolio transactions. In assessing the best execution available for any transaction, OpCap will consider all of the factors that it deems relevant, especially the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any. In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, OpCap may also consider the brokerage and research services provided to the Funds and/or other accounts over which OpCap exercises investment discretion. OpCap is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Funds which is in excess of the amount of commissions another broker-dealer would have charged for effecting that transaction, but only if OpCap determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

         Provided the investment objectives of the Funds and applicable law are adhered to, the OpCap subadvisory agreement permits OpCap to aggregate sale and purchase orders of securities and other investments held in the Funds with similar orders being made simultaneously for other accounts managed by OpCap or with accounts of OpCap's affiliates, if in OpCap's reasonable judgment such aggregation would result in an overall economic benefit to the Funds. In addition, OpCap's services under the subadvisory agreement are not exclusive, and OpCap is permitted to provide the same or similar services to other clients.

         The OpCap subadvisory agreement provides that OpCap is not liable to the Adviser, the Funds, the Trust or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that are sustained in the purchase, holding or sale of any security, except: (1) for willful misfeasance, bad faith or gross negligence on the part of OpCap or its officers, directors or employees, or reckless disregard by OpCap of its duties under the subadvisory agreement, and (2) to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

         The duration and termination provision of the OpCap subadvisory agreement is identical to that of the PEA subadvisory agreement. Both agreements provide for an initial term of two years from the effective date of the agreement. The agreements are then automatically renewed for successive annual terms, provided such continuance is specifically approved at least annually by
(1) the trustees or (2) by a vote of a majority (as defined in the 1940 Act) of the Funds' outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the trustees who are not parties to the agreement or interested persons (as defined in the 1940 Act) of any party to the agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

         The OpCap subadvisory agreement may be terminated at any time without the payment of any penalty, by the Adviser or by the Trust upon the vote of a majority of the trustees or by a vote of the majority of the Funds' outstanding voting securities, each upon 60 days written notice to OpCap, or by OpCap at any time without penalty, upon 60 days written notice to the Trust or the Adviser. The OpCap subadvisory agreement automatically terminates in the event of its assignment to another party. This termination provision is the same as the termination provision of the PEA subadvisory agreement.

         The name Oppenheimer Capital LLC or OpCap is the property of the subadviser for copyright and other purposes. The subadviser agrees that the name Oppenheimer Capital LLC or OpCap may be used in connection with the Funds; including the use of the name in prospectuses, reports and sales materials.

         The OpCap subadvisory agreement provides that for the services rendered, the facilities furnished and the expenses assumed by OpCap, the Adviser (out of its fees received from the Funds, in accordance with the terms of the investment management agreement between the Adviser and the Trust) will pay OpCap a monthly fee as shown in the following table. Such subadvisory fee is accrued daily and paid to OpCap monthly. The fees paid to OpCap by the Adviser will be identical to the fees paid to PEA under the PEA subadvisory agreement; the proposed change in subadvisers will not result in any change in the investment advisory fee.

------------------------------- --------------------------------------
                                PERCENTAGE OF AVERAGE DAILY NET ASSETS
------------------------------- --------------------------------------
------------------------------- --------------------------------------
USAZ PEA Value Fund             0.50% first $250 Million
                                0.45% next $250 Million
                                0.40% next $250 Million
                                0.35% over $750 Million
------------------------------- --------------------------------------
------------------------------- --------------------------------------
USAZ PEA Renaissance Fund       0.50% first $250 Million
                                0.45% next $250 Million
                                0.40% next $250 Million
                                0.35% over $750 Million
------------------------------- --------------------------------------

BOARD CONSIDERATION OF THE OPCAP SUBADVISORY AGREEMENT

         At a telephonic meeting held on April 26, 2005, and at an "in person" meeting held on June 22, 2005, the trustees unanimously approved (subject to shareholder approval) a new subadvisory agreement between the Adviser and OpCap, appointing OpCap as subadviser of the Funds and replacing PEA. At such meetings, the trustees reviewed materials furnished by the Adviser pertaining to OpCap and other potential subadvisers.

         In reaching its determination, the Board considered the recommendation of the Adviser that the Board select OpCap as subadviser to the Fund. The Adviser, as manager of all of the series of the Trust, is charged with researching and recommending subadvisers for the Trust. The Adviser has adopted policies and procedures to assist it in the process of analyzing each subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Adviser in deciding which investment advisers to select. After an investment adviser becomes a subadviser, a similarly rigorous process is instituted by the Adviser to monitor the investment performance and other responsibilities of the subadviser.

         As part of its ongoing obligation to monitor and evaluate the performance of the Funds' subadviser, the Adviser recently completed a review of PEA's management of the Funds. The Adviser's review and evaluation of PEA focused on (1) the performance of the Funds; (2) the recent departure of key investment personnel from PEA; and (3) the ability of the Funds, as currently managed, to attract and retain investors and to grow their assets. In its recommendation, the Adviser explained to the Board that the primary reasons for recommending a change were the departure of certain key investment personnel from PEA, and PEA's decision to retain OpCap as the investment adviser to PEA's mutual funds.

         Having carefully considered the Adviser's recommendations, the Board, including a majority of the trustees who were not interested persons of the Adviser, PEA or OpCap, approved the termination of the subadvisory agreement with PEA and the appointment of OpCap to serve as the new subadviser to the Funds. In deciding to approve OpCap as the Funds' subadviser, the Board considered particularly the experience, track record, and depth of OpCap's investment management personnel. The Board also noted OpCap's investment infrastructure as well as the risk profiles of its investment process. Specifically, the Board determined that, based upon the Adviser's report and experience with OpCap, the proposed change to OpCap as the subadviser, would likely benefit the Funds and their respective shareholders.

         The Adviser also discussed the proposed subadvisory fee payable to OpCap. It was noted that subadvisory fees paid to OpCap would be the same as those currently paid to PEA. The Board was aware that, because the subadviser is paid out of the management fee paid to the Adviser, a change of subadvisers, in and of itself, would not result in any change in the advisory fees paid by shareholders of the Funds.

         Based upon its review, the Board concluded that the fees to be paid to OpCap were reasonable. Information comparing the expenses under the OpCap subadvisory agreement and the PEA subadvisory agreement is set forth in this proxy statement. The Adviser, on behalf of the Board, endeavored to obtain information on the anticipated profitability of OpCap in connection with its relationship with the Funds. The Adviser was unable to obtain such information. However, given the close relationship between PEA and OpCap, and the Board's earlier consideration and conclusion that the profitability to PEA was not excessive, it was not unreasonable for the Board to conclude that the OpCap profitability would also not be excessive, since the OpCap fees will be no greater than those charged by PEA. The trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the trustees determined that there was no evidence that the level of such profitability attributable to OpCap subadvising the Funds was excessive.

         The trustees noted that the fee schedule in the subadvisory agreement with OpCap contains a "breakpoint" that reduces the fee rate on assets above $250 million. The trustees also noted that the assets in the USAZ PEA Renaissance Fund and the USAZ PEA Value Fund as of June 30, 2005 were approximately $416 million and $235 million, respectively. $262,249 in fees was paid to PEA on June 30, 2005. The USAZ PEA Renaissance Fund fees were calculated at 0.479% based on the PEA investment advisory fee schedule. OpCap may realize certain economies of scale as the Funds grow larger, which may at least be partially reflected in the "breakpoints" described above.

         The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size and other characteristics of a particular fund and its manager's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the Funds. Having taken these factors into account, the Board concluded that the breakpoints in the Funds' subadvisory fee rate schedules were acceptable.

         The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the subadvisory agreement with OpCap at a meeting to be held prior to December 31, 2005, and will at that time consider: (a) the extent to which economies of scale can be realized, and (b) whether the subadvisory fee should be modified to reflect such economies of scale, if any.

         The Board also reviewed OpCap's code of ethics and noted that OpCap to date had not been implicated in improper market timing or late trading activities.

         In reviewing the other various matters listed above, the Board concluded that OpCap was a recognized firm capable of competently managing the Funds; that the nature, extent and quality of services that OpCap could provide were at a level at least equal to the services that could be provided by PEA; that OpCap was staffed with a number of qualified personnel and had significant research capabilities; and that the investment performance of OpCap (based upon the historical "track records" of comparable funds) was at least satisfactory.

         The Board, including a majority of the independent trustees, with the assistance of independent counsel to the independent trustees, considered whether to approve the OpCap subadvisory agreement to add OpCap as subadviser of the Funds in light of its experience in governing the Trust and working with the Adviser and the subadvisers on matters relating to the Funds of the Trust. The independent trustees are trustees who are not "interested persons" of the Funds withint the meaning of the Investment Company Act, and are not employees of or affiliated with the Funds.

         Prior to voting, the Board reviewed the proposed approval of the portfolio management agreement with the Adviser and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The independent trustees also discussed the proposed approval in a private session with such counsel at which no representatives of the Adviser were present. In reaching their determinations relating to the approval of the portfolio management agreement, the Board considered all factors they believed relevant. The Board based its decision to approve the agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. The Board determined that the proposed new subadvisory arrangement between OpCap and the Adviser was reasonable and in the best interests of the Funds and they approved OpCap as the Funds' new subadviser, subject to shareholder approval, effective on or about September 2, 2005. The Board's decision to approve the contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements.

BROKERAGE TRANSACTIONS

         If approved by the shareholders of the Funds, OpCap will be primarily responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, to affiliates of OpCap.

         Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In placing orders for portfolio securities of the Funds, OpCap is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that OpCap seeks to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While OpCap generally seeks reasonably competitive spreads or commissions, the Funds do not necessarily pay the lowest spread or commission available. In the selection of brokers and dealers to execute portfolio transactions, OpCap is authorized to consider not only prices and rates of brokerage commissions, but also other relevant factors including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, the ability and willingness of the broker-dealer to facilitate the Funds' portfolio transactions by participating therein for its own account, the importance to the Funds of speed, efficiency or confidentiality, the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold, any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Funds, the brokerage and research services provided to the Funds and/or other accounts over which OpCap or an affiliate of OpCap exercises investment discretion.

         On occasion, when OpCap determines that the purchase or sale of a security is in the best interest of the Funds as well as its other advisory clients (including any other investment portfolio of the Trust or other advisory accounts for which OpCap or an affiliate acts as investment adviser), OpCap, to the extent permitted by applicable laws and regulations, may aggregate the securities being sold or purchased for the Funds with those being sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, is made by OpCap in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Funds and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Funds.

         For the year ended December 31, 2004, the Funds paid aggregate brokerage fees of $899,697.

AFFILIATED BROKERAGE COMMISSIONS

         Subject to the above considerations, OpCap may use a broker that is an affiliated person of the Trust, the Adviser, or a broker that is an affiliated person of OpCap, to effect transactions on a securities exchange for the Funds ("Affiliated Broker"). In order for an Affiliated Broker to effect any portfolio transactions for the Funds, the commissions, fees or other remuneration received by the broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard limits Affiliated Brokers to receiving no more than the remuneration expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board, including a majority of the independent trustees, have adopted or approved procedures for OpCap which are reasonably designed to ensure that any commissions, fees or other remuneration paid to an Affiliated Broker are consistent with the foregoing standard. Brokerage transactions with Affiliated Brokers also are subject to such fiduciary standards as applicable law imposes on OpCap and/or its Affiliated Brokers.

         In addition, Section 11(a) of the Securities Exchange Act of 1934 provides that member firms of a national securities exchange may not effect transactions on such exchange for the account of an investment company of which the member firm or its affiliate is the investment adviser, except pursuant to the requirements of that Section. The Board has adopted procedures designed to ensure compliance with the requirements of Section 11(a) in order that OpCap may use an Affiliated Broker in these circumstances.

         The following table lists the amount of brokerage commissions paid during the year ended December 31, 2004 to any broker that is affiliated with the Trust, the Adviser or any subadviser. The Funds paid $1,984.62 to Affiliated Brokers, within the meaning under the 1940 Act, which represented 0.03% of the aggregate commissions that the Funds paid for the same period.

---------------------------------------- -------------------------------------- -------------------------------------
Broker                                   Aggregate Amount of Funds'             % of Funds' Aggregate Dollar Amount
                                         Affiliated Brokerage Commissions for   of Commissions Effected Through
                                         Year Ended December 31, 2004           Affiliated Brokers for the Year
                                                                                Ended December 31, 2004
---------------------------------------- -------------------------------------- -------------------------------------
---------------------------------------- -------------------------------------- -------------------------------------
Dresdner Kleinwort Benson (part of       $1,984.62                              0.03%
Dresdner Bank AG)
---------------------------------------- -------------------------------------- -------------------------------------

VOTE REQUIRED

         If approved, the subadvisory agreement with OpCap, and the replacement of PEA with OpCap as subadviser to the Funds, would be effective on or about September 2, 2005, or at such later time as may be determined by the Funds' management. Approval of the subadvisory agreement with OpCap requires the vote of a majority of the outstanding shares of each Fund. For this purpose, the term "majority of the outstanding voting shares" means the vote of (a) 67% or more of the voting shares of each Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of that Fund are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding voting shares of that Fund, whichever is less. Unless otherwise instructed, Allianz will vote for approval of the proposal to approve the subadvisory agreement with OpCap. If the subadvisory agreement with OpCap is not approved for one or both of the Funds, PEA will continue to manage the disapproved Fund or Funds as it does currently.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NEW SUBADVISORY AGREEMENT WITH OPPENHEIMER CAPITAL LLC AND THE REPLACEMENT OF PEA CAPITAL LLC WITH OPPENHEIMER CAPITAL LLC AS SUBADVISER TO THE FUNDS.

VOTING INFORMATION

GENERAL

         You have the right to instruct Allianz on how to vote the shares in the Funds held under your Variable Contract. You are permitted to cast instructions based on the dollar amount of Fund shares that you hold through the subaccount accumulation/annuity units in your Variable Contract on the record date. Each accumulation unit or annuity unit represents a specified dollar investment and a specified number of Fund shares. For each dollar of value, the contract owner is permitted to vote one Fund share. We count fractional votes. If you execute and return your voting instruction form, but do not provide voting instructions, Allianz will vote the shares underlying your Variable Contract in favor of the proposal described above. Allianz will vote any shares for which they do not receive a voting instruction form, and any shares which they or their affiliates hold for their own account, in proportionately the same manner as shares for which they have received voting instructions.

         For the Meeting to go forward, there must be a quorum. This means that at least 25% of the Funds' shares must be represented at the Meeting either in person or by proxy. Because Allianz is the only shareholder of the Funds, their presence at the Meeting in person or by proxy will meet the quorum requirement. If a quorum is not obtained or if sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the Meeting (or any adjournment of the Meeting).

         You may revoke your voting instructions up until voting results are announced at the Meeting or at any adjournment of the Meeting by giving written notice to Allianz prior to the Meeting, by executing and returning to Allianz a later dated voting instruction form, or by attending the Meeting and voting in person. If you need a new voting instruction form, please call the Trust at
(800) 624-0197, and a new voting instruction form will be sent to you. If you return an executed form without voting instructions, your shares will be voted "FOR" the proposal. Abstentions will be counted as a vote "AGAINST" the proposal.

         The Adviser or its affiliates will pay all costs of solicitation, including the cost of preparing and mailing the Notice of a Special Meeting of Shareholders and this proxy statement to Variable Contract owners. Representatives of the Adviser, without cost to the Funds, also may solicit voting instructions from Variable Contract owners by means of mail, telephone, or personal calls.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

         Those individuals owning Variable Contracts representing shares at the close of business on the record date (June 30, 2005) may provide voting instructions for the Meeting or any adjournment of the Meeting. The number of shares of the Funds outstanding on the record date is listed in the table below.

         The officers and trustees of the Funds cannot directly own shares of the Funds, and they cannot beneficially own shares of the Funds unless they purchase Variable Contracts issued by Allianz. As of the record date, the officers and trustees of the Funds as a group beneficially owned less than one percent of the outstanding shares of each Fund, and Allianz, for themselves and through their separate accounts, were the only shareholders of the Funds. To the best knowledge of the Funds, no person other than Allianz owned, of record or beneficially, 5% or more of the outstanding shares of either Fund as of the record date. Information as of that date with regard to Allianz's ownership in the Funds is provided below:

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
FUND               SHARES           NUMBER OF VOTES  SHARES OWNED    PERCENT OF       SHARES OWNED     PERCENT OF
                   OUTSTANDING                       BY ALLIANZ      OUTSTANDING      BY ALLIANZ       OUTSTANDING
                                                     LIFE            SHARES OWNED     LIFE INSURANCE   SHARES OWNED
                                                     INSURANCE       BY ALLIANZ       COMPANY OF NEW   BY ALLIANZ
                                                     COMPANY OF      LIFE INSURANCE   YORK             LIFE
                                                     NORTH AMERICA   COMPANY OF                        INSURANCE
                                                                     NORTH AMERICA                     COMPANY OF
                                                                                                       NEW YORK
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
USAZ PEA            30,946,050.21    30,946,050.21     30,610,836        98.917%         335,213.9         1.083%
Renaissance
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
USAZ PEA Value      17,825,763.41    17,825,763.41     17,468,451        97.996%          357,312          2.004%
Fund
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
AS OF JUNE 30, 2005

         Shareholders of the Funds are entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per share for each share of the Funds held.

OTHER MATTERS

         Management of the Funds knows of no other matters that may properly be, or which are likely to be, brought before the Meeting. However, if any other business shall properly come before the Meeting, the persons named on the voting instruction form intend to vote thereon in accordance with their best judgment.

                                OTHER INFORMATION

The address of Allianz Life Insurance Company of North America is as follows:

         Allianz Life Insurance Company of North America
         5701 Golden Hills Drive
         Minneapolis, Minnesota 55416-1297

The address of Allianz Life Insurance Company of New York is as follows:

         Allianz Life Insurance Company of New York
         5 Wall Street, 20th Floor
         New York, New York 10005-1966

The names and addresses of the Funds' investment adviser, principal underwriter, and administrator are as follows:

         Investment adviser:        USAllianz Advisers, LLC
                                    5701 Golden Hills Drive
                                    Minneapolis, Minnesota 55416-1297

         Principal underwriter:     BISYS Fund Services, Ltd. Partnership
                                    3435 Stelzer Road
                                    Columbus, Ohio 43219-8000

         Administrator:             BISYS Fund Services Ohio, Inc.
                                    3435 Stelzer Road
                                    Columbus, Ohio 43219-8000

         The Funds' current sub-adviser is PEA Capital LLC, and its principal business offices are located at 1345 Avenue of the Americas, 48th Floor; New York, New York 10105-4899. Information pertaining to Oppenheimer Capital LLC is set forth above.

                  SHAREHOLDER PROPOSALS

         The Trust is not required to hold annual shareholders meetings. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal which may properly be included in the proxy solicitation material for a shareholders meeting must be received by the Trust no later than 120 days prior to the date proxy statements are mailed to shareholders.

                   USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                               USAZ PEA VALUE FUND
                      (FORMERLY USAZ PIMCO PEA VALUE FUND)

                             5701 Golden Hills Drive
                        Minneapolis, Minnesota 55416-1297

                             VOTING INSTRUCTIONS FOR
                        A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 2, 2005

              THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF
               ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND
                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

         The undersigned hereby instructs Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (collectively, "Allianz") to represent and vote the number of shares of USAZ PEA Value Fund (the "Fund") represented by the number of votes attributable to the undersigned's variable annuity contract or variable life insurance policies at the Special Meeting of Shareholders to be held on September 2, 2005, at 10:00 a.m., Eastern Time, at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, and at any adjournment thereof, upon the matter below, as set forth in the Notice of a Special Meeting of Shareholders and in the accompanying proxy statement.

         VOTES OF CONTRACT OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED.

         Receipt of the Notice of a Special Meeting of Shareholders and of the accompanying proxy statement is acknowledged by your execution of these voting instructions.

         There are three ways to provide your voting instructions. Your telephone or Internet vote authorizes Allianz to vote your shares in the same manner as if you marked, signed and returned your voting instruction form.

VOTE BY PHONE - TOLL FREE - 1-888-221-0697

         Use any touch-tone telephone to provide your voting instructions 24 hours a day, 7 days a week, until 5:00 p.m. Eastern Time on August 31, 2005. Please have your voting instruction form and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET - [HTTP://WWW.PROXYWEB.COM]

         Use the Internet to provide your voting instructions 24 hours a day, 7 days a week, until 5:00 p.m. Eastern Time on August 31, 2005. Please have your voting instruction form and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

         Mark, sign and date your voting instruction form and promptly return it in the postage-paid envelope we've provided or return it to: PROXY TABULATOR, P.O. BOX 9138, HINGHAM, MA 02043-9138.

         The undersigned hereby instructs Allianz to vote as indicated below. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE "FOR" APPROVAL OF THE PROPOSAL. If any other matter properly comes before the Special Meeting of Shareholders, Allianz will vote in accordance with its best judgment.

1. To approve the proposal to replace PEA Capital LLC, the investment subadviser for the Fund, with Oppenheimer Capital LLC ("OpCap") and to approve a new subadvisory agreement with OpCap:

__       FOR the proposal                   __       AGAINST the proposal

__       ABSTAIN



NOTE: PLEASE DATE THESE VOTING INSTRUCTIONS AND SIGN YOUR NAME IN THE EXACT FORM AS IT APPEARS HEREIN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU SIGN AS "TRUSTEE" OR "EMPLOYER," PLEASE GIVE FULL TITLE AS SUCH.

Date:  ___________________, 2005               _________________________________
                                               Signature

Thank you for your voting instructions.

                   USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                            USAZ PEA RENAISSANCE FUND
                   (FORMERLY USAZ PIMCO PEA RENAISSANCE FUND)

                             5701 Golden Hills Drive
                        Minneapolis, Minnesota 55416-1297

                             VOTING INSTRUCTIONS FOR
                        A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 2, 2005

              THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF
               ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND
                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

         The undersigned hereby instructs Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (collectively, "Allianz") to represent and vote the number of shares of USAZ PEA Renaissance Fund (the "Fund") represented by the number of votes attributable to the undersigned's variable annuity contract or variable insurance contract at the Special Meeting of Shareholders to be held on September 2, 2005, at 10:00 a.m., Eastern Time, at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, and at any adjournment thereof, upon the matter below, as set forth in the Notice of a Special Meeting of Shareholders and in the accompanying proxy statement.

         VOTES OF CONTRACT OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED.

         Receipt of the Notice of a Special Meeting of Shareholders and of the accompanying proxy statement is acknowledged by your execution of these voting instructions.

         There are three ways to provide your voting instructions. Your telephone or Internet vote authorizes Allianz to vote your shares in the same manner as if you marked, signed and returned your voting instruction form.

VOTE BY PHONE - TOLL FREE - 1-888-221-0697

         Use any touch-tone telephone to provide your voting instructions 24 hours a day, 7 days a week, until 5:00 p.m. Eastern Time on August 31, 2005. Please have your voting instruction form and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET - [HTTP://WWW.PROXYWEB.COM]

         Use the Internet to provide your voting instructions 24 hours a day, 7 days a week, until 5:00 p.m. Eastern Time on August 31, 2005. Please have your voting instruction form and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

         Mark, sign and date your voting instruction form and promptly return it in the postage-paid envelope we've provided or return it to: PROXY TABULATOR, P.O. BOX 9138, HINGHAM, MA 02043-9138.

         The undersigned hereby instructs Allianz to vote as indicated below. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE "FOR" APPROVAL OF THE PROPOSAL. If any other matter properly comes before the Special Meeting of Shareholders, Allianz will vote in accordance with its best judgment.

1. To approve the proposal to replace PEA Capital LLC, the investment subadviser for the Fund, with Oppenheimer Capital LLC ("OpCap") and to approve a new subadvisory agreement with OpCap:

__       FOR the proposal                  __        AGAINST the proposal

__        ABSTAIN



NOTE: PLEASE DATE THESE VOTING INSTRUCTIONS AND SIGN YOUR NAME IN THE EXACT FORM AS IT APPEARS HEREIN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU SIGN AS "TRUSTEE" OR "EMPLOYER," PLEASE GIVE FULL TITLE AS SUCH.

Date:  ___________________, 2005              _________________________________
                                              Signature

Thank you for your voting instructions.

                                       2